EXHIBIT 10.2

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXCHANGEABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

10% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

$	November 7, 2013

FOR VALUE RECEIVED, Fuse Science, Inc., a Nevada corporation (the “Maker” or the “Company”), with its primary offices located at 6135 NW 167th Street, #E-21 Miami Lakes, Florida, 33015, promises to pay to the order of                               (the “Payee”) or his or its registered assigns (with the Payee, the “Holder”), upon the terms set forth below, the principal sum of                                                            and NO/100 Dollars ($             ) plus interest on the unpaid principal sum outstanding at the rate of 10% per annum (this “Note”). Defined terms not otherwise defined herein shall have the meanings ascribed to such terms in that certain note purchase agreement of even date herewith among the Maker, the Holder and certain other holders of Notes substantially identical to this Note (the “Purchase Agreement”).

1.            Payments.

(a)          Unless an Event of Default shall have previously occurred and be continuing or this Note shall be exchanged by the Holder for securities in connection with the Subsequent Financing (as defined below) pursuant to Section 4 herein, the full amount of principal and accrued interest under this Note shall be due and payable on January 4, 2014 (the “Maturity Date”). If exchanged for securities of the Subsequent Financing, the Notes will be immediately cancelled upon delivery of the securities.

(b)          The Maker shall pay interest to the Holder on the aggregate and then outstanding principal amount of this Note at the rate of 10% per annum, payable in arrears on the earlier of (i) the Maturity Date or (ii) acceleration of this Note following an Event of Default pursuant to Section 3(b). Interest on this Note shall commence to accrue as of the date of acceptance by the Company of the Purchase Agreement as executed and delivered by the Holder (the “Original Issue Date”).

(c)          Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue monthly commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, and other amounts which may become due hereunder, has been made. Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Maker regarding registration and transfers of this Note.

(d)          All overdue accrued and unpaid principal and interest to be paid hereunder shall entail a late fee at the rate of 10% per annum (or such lower maximum amount of interest permitted to be charged under applicable law) which will accrue daily, from the date such principal and/or interest is due hereunder through and including the date of payment. Except as otherwise set forth in this Note, the Maker may not prepay any portion of the principal amount of this Note without the 10 Business Day advance written notice to the Holder.

2.            Secured Obligation. The obligations of the Maker under this Note are secured by certain assets of the Maker pursuant to that certain Security Agreement, dated as of the date hereof, by and among the Maker and the secured parties signatory thereto

3.            Events of Default.

(a)          “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)          any default in the payment of the principal of, or the interest on, this Note, as and when the same shall become due and payable, for which there will be no cure period;

(ii)         Maker shall fail to observe or perform any obligation or shall breach any term or provision of this Note and such failure or breach shall not have been remedied within ten (10) Business Days after the date on which notice of such failure or breach shall have been delivered (other than those occurrences described in other provisions of this Section 3 for which a different grace or cure period is specified, or for which no cure period is specified and which constitute immediate Events of Default);

(iii)        Maker shall fail to observe or perform any of its material obligations owed to the Holder or any other material covenant, agreement, representation or warranty contained in, or otherwise commit any material breach hereunder or in any other Transaction Document executed in connection herewith, including the Purchase Agreement, and such failure or breach shall not have been remedied within ten (10) Business Days after the date on which notice of such failure or breach shall have been delivered (other than those occurrences described in other provisions of this Section 3 for which a different grace or cure period is specified, or for which no cure period is specified and which constitute immediate Events of Default);

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(iv)        Maker shall commence, or there shall be commenced against the Maker a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker, or there is commenced against the Maker any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of sixty (60) days; or the Maker is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Maker makes a general assignment for the benefit of creditors; or the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker for the purpose of effecting any of the foregoing;

(v)         Maker shall default in any of its respective obligations under any other Note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Maker, whether such indebtedness now exists or shall hereafter be created and such default shall result in indebtedness aggregating more than $15,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable; or

(vi)        except in connection with the Subsequent Financing, the Maker shall (a) be a party to any Change of Control Transaction (as defined below), (b) agree to sell or dispose all or in excess of 50% of its assets in one or more transactions (whether or not such sale would constitute a Change of Control Transaction), (c) redeem or repurchase more than a de minimis number of shares of Common Stock or other equity securities of the Maker, or (d) make any distribution or declare or pay any dividends (in cash or other property, other than common stock) on, or purchase, acquire, redeem, or retire any of the Maker’s capital stock, of any class, whether now or hereafter outstanding. “Change of Control Transaction” means the occurrence of any of: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended) of effective control (whether through legal or beneficial ownership of capital stock of the Maker, by contract or otherwise) of in excess of 51% of the voting securities of the Maker, (ii) a replacement at one time or over time of more than one-half of the members of the Maker’s board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (iii) the merger of the Maker with or into another entity that is not wholly owned by the Maker, consolidation or sale of 33% or more of the assets of the Maker in one or a series of related transactions, or (iv) the execution by the Maker of an agreement to which the Maker is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or (iii).

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(vii)       The occurrence of any event, whether or not such event could have been known through the exercise of due diligence or otherwise, which could have a material adverse effect on the business or prospects of the Maker, shall immediately cause this Note to accelerate and become immediately due and payable.

(b)          If any Event of Default occurs and shall be continuing, the full principal amount of this Note, together with all accrued interest thereon, shall become, at the Holder’s election, immediately due and payable in cash.

(c)          The Holder need not provide and the Maker hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

4.          Subsequent Financing Conversion and Exchange. At any time prior to the Maturity Date, this Note shall, at the option of the Holder, be converted into and exchanged, into an amount equal to the face value of this Note, plus all accrued and unpaid interest hereon, into any other securities issued by the Company in connection with a Subsequent Financing at a conversion price equal to seventy five percent (75%) of the purchase price paid by the purchasers of such securities in the Subsequent Financing. In the event that MusclePharm Corporation (OTCQB: MSLP) enters into a Subsequent Financing with the Maker, then the conversion price of such Subsequent Financing shall be equal to eighty five percent (85%) of the purchase price paid by the purchasers of such securities in such Subsequent Financing. Upon such exchange, this Note will be immediately cancelled upon delivery of the securities. The holder shall be entitled to the exact same rights and benefits of any purchaser of securities in the Subsequent Financing. “Subsequent Financing” means the first subsequent sale of its common stock, debt securities, or common stock equivalents by the Company in one or more related closings following the Closing Date (as hereinafter defined) in an aggregate amount not less than $4.0 million.

The Maker agrees to provide the Holder with at least five (5) Business Days prior notice before the consummation of a Subsequent Financing in order to provide the Holder with an opportunity to covert and exchange this Note into the securities offered by the Maker to third parties in a Subsequent Financing.

4A.           Additional Conversion Rights. In addition to the Holder’s rights to convert this Note pursuant to Section 4 above, the Holder shall have the following additional conversion rights:

(a)          Optional Conversion. At any time or from time to time and prior to payment in full of the entire principal amount, the Holder shall have the right, at the Holder’s option, to convert the principal Amount and accrued interest thereon, in whole or in part (the “Conversion Amount”), into shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company. The number of shares of Common Stock to be issued upon a conversion hereunder shall be determined by dividing the Conversion Amount by $0.065 (the “Conversion Price”).

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(b)          Conversion Mechanics. In order to convert this Note into Common Stock, the Holder shall give written notice to the Company at its principal corporate office or the notice address provided in this Note (which notice, notwithstanding anything herein to the contrary, may be given via facsimile, email, or other means in the discretion of the Holder) pursuant to the forms attached hereto as Exhibit A (the “Conversion Notice”) of the election to convert the same pursuant to this section (the date on which a Conversion Notice is given, a “Conversion Date”). Such Conversion Notice shall state the Conversion Amount and the number of shares of Common Stock to which the Holder is entitled pursuant to the Conversion Notice (the “Conversion Shares”). The Company shall immediately, but in no event later than five (5) trading days after receipt of a Conversion Notice, deliver the Conversion Shares to the Holder.

(c)          No Fractional Shares. No fractional Conversion Shares shall be issued by the Company. In lieu thereof, the shares of Common Stock otherwise issuable shall be rounded up to the nearest whole Conversion Share.

(d) Holder’s Conversion Limitations. The Company shall not affect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, pursuant to Section 4A or otherwise, to the extent that after giving effect to such issuance after conversion as set forth on the applicable Conversion Notice, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 4A(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 4A(d) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Note is convertible shall be in the sole discretion of the Holder, and the submission of an Conversion Notice shall be deemed to be the Holder’s determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Note is convertible, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 3(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note. The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 4A(d). Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4A(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

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4B.           Adjustment of Conversion. Price and number of Conversion Shares. The Conversion Price and the number of Conversion Shares issuable upon conversion of this Note, as applicable, shall be adjusted from time to time as follows:

(a)          Adjustment upon Subdivision or Combination of Common Stock. If the Company at any time on or after the date hereof subdivides (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Conversion Shares will be proportionately increased. If the Company at any time on or after the Date hereof combines (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section 4B(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)          Adjustment of Conversion Price Upon Issuance of New Securities at Less Than the Conversion Price. In the event the Company shall, at any time after the date hereof and prior to the repayment in full of the obligations evidenced by this Note, issue new securities, without consideration or for a consideration per share less than the applicable Conversion Price in effect immediately prior to such issue, then the Conversion Price shall be reduced, concurrently with such issue, to the consideration per share received by the Company for such issue or deemed issue of the New Securities; provided, that, if such issuance or deemed issuance was without Consideration, then the Company shall be deemed to have received an aggregate of $0.001 of Consideration for all such New Securities issued or deemed to be issued; provided further, that, in the event of an adjustment pursuant to this Section 4B(b), the number of Conversion Shares issuable upon conversion of this Note shall not change. “New Securities” shall have the meaning ascribed to such term in that certain Fuse Science, Inc. Warrant of even date herewith.

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(c)           Other Events. If any event occurs of the type contemplated by the provisions of this Section 4B but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights or phantom stock rights), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price and the number of Conversion Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 4B(c) will increase the Conversion Price or decrease the number of Conversion Shares as otherwise determined pursuant to this Section 4B.

5.            Negative Covenants. So long as any portion of this Note is outstanding, the Maker will not directly or indirectly:

(a)          other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind (i) debt incurred by the Company in the ordinary course of business, not to exceed $15,000 in the aggregate, (ii) debt which is subordinated in the right of payment to amounts payable to Purchaser pursuant to this Agreement on terms reasonably satisfactory to Purchaser, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(b)          other than Permitted Liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c)          amend its articles of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder, unless the sole and exclusive purpose of such amendment of the Maker’s articles of incorporation, bylaws or other charter documents is to increase the authorized capitalization of the Maker;

(d)          repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of securities other than the Notes subject to the prepayment provisions herein;

(e)          pay cash dividends or distributions on any equity securities of the Maker; or

(f)          enter into any agreement with respect to any of the foregoing..

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“Permitted Indebtedness” shall mean either (a) the indebtedness of the Maker existing on the date of issuance of this Note and set forth on Schedule 3(a)(a) of the Purchase Agreement, and (b) any indebtedness incurred by the Maker or any successor-in-interest to the Maker in connection with a Subsequent Financing, (c) any indebtedness the proceeds of which are used to repay the Notes in full after giving of appropriate notice as set forth in Section 1(e) above and (d) any indebtedness incurred in the ordinary course of business or consented to by holders a majority of the outstanding principal and interest on the Notes, which consent shall be binding upon the Holder.

“Permitted Lien” shall mean the individual and collective reference to the following: (a) liens for taxes, assessments and other governmental charges or levies not yet due or liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Maker) have been established in accordance with generally accepted accounting procedures, (b) liens imposed by law which were incurred in the ordinary course of business, such as carriers’, warehousemen’s and mechanics’ liens, statutory landlords’ liens, and other similar liens arising in the ordinary course of business, and (x) which do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Maker or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such lien, (c) purchase money security interests, and (d) liens set forth on Schedule 6.1 of the Security Agreement.

6.          No Waiver of the Holder’s Rights. All payments of principal and interest shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Holder in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Holder of any of its options, powers or rights shall constitute a waiver of any other option, power or right. Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, acceptance, performance, default or endorsement of this Note. Acceptance by the Holder of less than the full amount due and payable hereunder shall in no way limit the right of the Holder to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

7.          Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party to be bound thereby.

8.          Cumulative Rights and Remedies; Usury. The rights and remedies of the Holder expressed herein are cumulative and not exclusive of any rights and remedies otherwise available under this Note, or applicable law (including at equity). The election of the Holder to avail itself of any one or more remedies shall not be a bar to any other available remedies, which the Maker agrees the Holder may take from time to time. If it shall be found that any interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall be reduced to the maximum permitted rate of interest under such law.

9.          Use of Proceeds. Maker shall use the proceeds from this Note hereunder solely for the purposes contemplated in Section 5(a) of the Purchase Agreement and not for the satisfaction of any portion of the Maker’s debt (other than payment of trade payables in the ordinary course of the Maker’s business and prior practices), to redeem any of the Maker’s equity or equity-equivalent securities or to settle any outstanding litigation.

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10.         Severability. If any provision of this Note is declared by a court of competent jurisdiction to be in any way invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.

11.         Successors and Assigns. This Note shall be binding upon the Maker and its successors and shall inure to the benefit of the Holder and its successors and assigns. The term “Holder” as used herein, shall also include any endorsee, assignee or other holder of this Note.

12.         Lost or Stolen Promissory Note. If this Note is lost, stolen, mutilated or otherwise destroyed, the Maker shall execute and deliver to the Holder a new promissory note containing the same terms, and in the same form, as this Note. In such event, the Maker may require the Holder to deliver to the Maker an affidavit of lost instrument and customary indemnity in respect thereof as a condition to the delivery of any such new promissory note.

13.         Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each of the Maker and the Holder agree that all legal proceedings concerning the interpretations, enforcement and defense of this Note shall be commenced in the state and federal courts sitting in the City of New York, County of New York (the “New York Courts”). Each of the Maker and the Holder hereby irrevocably submit to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder (including with respect to the enforcement of this Note), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each of the Maker and the Holder hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the other at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each of the Maker and the Holder hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

14.         Notice. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(c) of the Purchase Agreement.

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15.         Required Notice to the Holder. The Holder is to be notified by the Maker, within five (5), Business Days, in accordance with Section 15, of the existence or occurrence, of any Event of Default.

[Signature page follows]

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The undersigned has executed this Note as a maker and not as a surety or guarantor or in any other capacity.

FUSE SCIENCE, INC.

By:
Brian Tuffin, Chief Executive Officer

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EXHIBIT A

Date:

FUSE SCIENCE, INC.

_______________________

_______________________

Attn:

CONVERSION NOTICE

The above-captioned Holder hereby gives notice to FUSE SCIENCE, INC., a Nevada corporation (the “Company”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder dated [__], 2013 in the principal amount of $_______ by the Company (the “Note”); that the Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below.

A.	Date of conversion:
B.	Conversion #:
C.	Conversion Amount:
D.	Conversion Price:
E.	Conversion Shares:
F.	Remaining Note Balance:

Please transfer the Conversion Shares to the undersigned at:

Address:

Sincerely,

By:
Name:

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